EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2004 (August 30, 2004)

ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	33-97090-01	62-1395968

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Winners Circle        Brentwood, Tennessee 37027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 377-0377

(Former name or former address, if changed since last report.)

AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

Jurisdiction	Commission File	IRS No.

New York	33-97090	16-1003976

100 Winners Circle        Brentwood, Tennessee 37027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 377-0377

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
SIGNATURE
EXHIBIT INDEX
EX-10.4.A SEVERANCE LETTER AMENDMENT

ITEM 1.01 Entry into a Material Definitive Agreement.

(a) Exhibits

     The following exhibit is filed herewith:

Exhibit Number	Description
10.4(a)	Amendment to Severance Letter, dated August 30, 2004 between Graphics and Patrick Kellick

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.
	By:	/s/ Angela C. Marshall
Angela C. Marshall
Dated: September 1, 2004		CORPORATE CONTROLLER

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EXHIBIT INDEX

Exhibit Number	Description
10.4(a)	Amendment to Severance Letter, dated August 30, 2004 between Graphics and Patrick Kellick

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